EXHIBIT 24.1

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 1,000,000 Common Stock purchase options and 1,000,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                           Date


/s/ HARLAND C. STONECIPHER         Chairman of the                 June 26, 1995
Harland C. Stonecipher             Board of Directors
                                   and Chief Executive
                                   Officer

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 1,000,000 Common Stock purchase options and 1,000,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                           Date


/s/ RANDY HARP                     Chief Financial                 June 26, 1995
Randy Harp                         Officer and
                                   Director

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher and Randy Harp, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 1,000,000 Common Stock purchase options and 1,000,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                           Title                          Date


/s/ KATHLEEN S. PINSON              Vice President,                June 26, 1995
Kathleen S. Pinson                  Controller and
                                    Director

                               POWER OF ATTORNEY



     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Harland C. Stonecipher, Randy Harp and Kathleen S. Pinson, and each or any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-3, relating to the offer and sale of 1,000,000 Common Stock purchase options and 1,000,000 shares of Common Stock of the Company which may be issued upon exercise of the Common Stock purchase options and all amendments thereto (including post-effective amendments) and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                          Title                           Date


/s/ JACK MILDREN                   President                       June 26, 1995
Jack Mildren                       and Director


/s/ WILBURN L. SMITH               Director                        June 26, 1995
Wilburn L. Smith


/s/ CHARLES H. WALLS               Director                        June 26, 1995
Charles H. Walls


/s/ PETER K. GRUNEBAUM             Director                        June 26, 1995
Peter K. Grunebaum